Related party transactions (Tables)	12 Months Ended
Aug. 31, 2022
Related party transactions [abstract]
Schedule of Related Parties Compensation

	2022	2021
Remuneration[1]	$(2,085)	$(1,695)
Share based expense	(3,078)	(2,933)
Total	$(5,163)	$(4,628)

(1)	Remuneration includes salaries and benefits for certain key management personnel and director fees. Prior year renumeration also includes sign-on bonuses for certain key management personnel. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share based payments for their services and officers are entitled to cash remuneration and share based payments for their employment services.